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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2018

MACKINAC FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	0-20167 (Commission File No.)	38-2062816 (IRS Employer Identification No.)

130 South Cedar Street
Manistique, Michigan 49854
(Address of Principal Executive Offices) (Zip Code)

(888) 343-8147
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

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If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01    Entry into a Material Definitive Agreement.

  Merger Agreement

        On January 16, 2018, Mackinac Financial Corporation, a Michigan corporation ("Mackinac") entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among Mackinac, MFNC Acquisition, LLC, a Michigan limited liability company and wholly-owned subsidiary of Mackinac ("MergerSub"), and First Federal of Northern Michigan Bancorp, Inc., a Maryland corporation ("First Federal"), the owner of First Federal of Northern Michigan, a federal stock savings association ("First Federal Bank"). Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, First Federal will merge with and into MergerSub (the "Merger"), with MergerSub as the surviving entity in the Merger. The Merger Agreement also provides that, effective upon consummation of the Merger, First Federal Bank will merge with and into mBank, a Michigan state-chartered bank and wholly-owned subsidiary of Mackinac (the "Bank Merger").

        Subject to the terms and conditions set forth in the Merger Agreement, which has been unanimously approved by the board of directors of each of Mackinac and First Federal, at the effective time of the Merger, each outstanding share of First Federal common stock will be converted into the right to receive 0.576 shares of Mackinac common stock, no par value per share, plus cash in lieu of fractional shares. The Merger Agreement further authorizes First Federal to distribute a special dividend of approximately $8 million to its shareholders immediately prior to the Closing, subject to maintenance of a specified minimum equity requirement.

        The Merger Agreement contains customary representations and warranties from Mackinac and First Federal, and each party has agreed to customary covenants, including, among others, covenants relating to (1) the conduct of First Federal's businesses during the interim period between the execution of the Merger Agreement and the Closing, (2) First Federal's obligations to facilitate its shareholders consideration of, and voting upon, the approval of the Merger, (3) subject to certain exceptions, the recommendation by the board of directors of First Federal in favor of the approval by its shareholders of the Merger Agreement and the transactions contemplated thereby and (4) the recommendation by the board of directors of Mackinac in favor of the approval by its shareholders of the issuance of Mackinac common stock pursuant to the Merger Agreement. First Federal also has agreed not to (1) solicit proposals relating to alternative business combination transactions or (2) subject to certain exceptions, enter into any discussions or any agreement concerning any proposals for alternative business combination transactions. In addition, Mackinac has agreed that as soon as reasonably practicable after the closing, Mackinac will cause one director of First Federal, to be determined by First Federal but subject to the reasonable approval of Mackinac, to be added to the board of directors of Mackinac and mBank.

        Completion of the Merger is subject to certain customary conditions, including (1) approval of the Merger Agreement by First Federal's shareholders, (2) approval of the issuance of Mackinac common stock pursuant to the Merger Agreement by Mackinac's shareholders, (3) receipt of required regulatory approvals, (4) the absence of any law or order prohibiting the consummation of the Merger, (5) approval of the listing on the Nasdaq of Mackinac common stock to be issued in the Merger, (6) the effectiveness of the registration statement for Mackinac common stock to be issued in the Merger, (7) receipt by each of First Federal and Mackinac of an opinion of legal counsel as to certain tax matters, and (8) the termination of certain change in control agreements to which First Federal is a party, subject to performance of First Federal's obligations thereunder. Each party's obligation to complete the Merger is also subject to certain additional customary conditions, including (1) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (2) performance in all material respects by the other party of its obligations under the Merger Agreement and (3) receipt by Mackinac and First Federal of an opinion from each of its counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended.

        The Merger Agreement provides certain termination rights for both Mackinac and First Federal and further provides that upon termination of the Merger Agreement under certain circumstances, First Federal will be obligated to pay Mackinac a termination fee of $1.5 million.

        The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated by reference herein. The Merger Agreement has been attached as an exhibit to this report in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about Mackinac, MergerSub, First Federal or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of Mackinac, MergerSub, First Federal or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Mackinac.

  Voting Agreements

        In connection with entering into the Merger Agreement, Mackinac expects to enter into Shareholder Voting Agreements with the directors of First Federal (collectively, the "Voting Agreements"). The Voting Agreements generally require that the shareholders party thereto vote all of their shares of First Federal common stock in favor of the Merger and against alternative transactions and generally prohibits them from transferring their shares of First Federal common stock prior to the consummation of the Merger. The Voting Agreements will terminate upon the earlier of the consummation of the Merger and the termination of the Merger Agreement in accordance with its terms.

        The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the Shareholder Voting Agreement, the form of which is included in Exhibit 2.1 and incorporated by reference herein.

Important Additional Information

        Communications in this Current Report on Form 8-K do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger, Mackinac will file with the Securities and Exchange Commission (the "SEC") a Registration Statement on Form S-4 that will include Proxy Statements of each of Mackinac and First Federal and a Prospectus of Mackinac (the "Proxy Statement/Prospectus"), as well as other relevant documents concerning the Merger. SHAREHOLDERS AND INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the Proxy Statement/

Prospectus and other documents containing important information about Mackinac and First Federal, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Mackinac will be available free of charge on Mackinac's website at www.bankmbank.com under the tab "MFNC Investor Relations," and then under the tab "SEC Filings."

Participants in the Solicitation

        The directors, executive officers, and certain other members of management and employees of Mackinac may be deemed to be participants in the solicitation of proxies in favor of the merger from the shareholders of First Federal. Information about the directors and executive officers of Mackinac is included in the proxy statement for its 2017 annual meeting of shareholders, which was filed with the SEC on April 25, 2017. The directors, executive officers, and certain other members of management and employees of First Federal may also be deemed to be participants in the solicitation of proxies in favor of the merger from the shareholders of First Federal. Information about the directors and executive officers of First Federal and information regarding the interests of such participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

Forward-Looking Statements

        This Current Report on Form 8-K includes forward-looking statements within the meaning of the "Safe-Harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are necessarily subject to risk and uncertainty and actual results could differ materially from those anticipated due to various factors, including those set forth from time to time in Mackinac's filings with the SEC. Risks and uncertainties related to Mackinac and First Federal include, but are not limited to, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against Mackinac or First Federal; (3) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to satisfy conditions to completion, including the receipt of regulatory approval; (4) risks that the Merger may disrupt current plans and operations, and the potential difficulties in employee retention as a result of the transaction; (5) the amount of the costs, fees, expenses and charges related to the Merger; (6) deterioration in the financial condition of borrowers resulting in significant increases in loan losses and provisions for those losses; (7) continuation of the historically low short-term interest rate environment; (8) changes in loan underwriting, credit review or loss reserve policies associated with economic conditions, examination conclusions, or regulatory developments; (9) increased levels of non-performing and repossessed assets that may result in future losses; (10) greater than anticipated deterioration or lack of sustained growth in the national or local economies; (11) changes in state and federal legislation, regulations or policies applicable to banks or other financial service providers, including regulatory or legislative developments, like the Dodd-Frank Wall Street Reform and Consumer Protection Act, arising out of current unsettled conditions in the economy; (12) the results of regulatory examinations; and (13) increased competition with other financial institutions.

        Additional risks and uncertainties related to the proposed Merger include, but are not limited to, the successful integration of Mackinac's and First Federal's businesses and the combined company's ability to compete in the highly competitive banking and financial services industries.

        The revenues, earnings and business prospects of Mackinac, First Federal and the combined company and their ability to achieve planned business objectives will be subject to a number of risks and uncertainties. These risks and uncertainties include, among other things, risks and uncertainties with respect to the ability of First Federal, Mackinac, and the combined company to: respond to actual or potential competitors; realize expected benefits of the Merger; realize growth opportunities;

maintain or expand their respective and combined customer bases; reduce operating costs; generate cash; continue to pay dividends, and successfully implement and realize the expected benefits of various programs, initiatives and goals; anticipate and respond to changes in economic conditions generally or in the markets and geographic areas that they serve; and to address adverse effects of the changing banking industries.

        Mackinac cautions that the foregoing list of risks and uncertainties is not exclusive. Additional information concerning these and other risks is contained in Mackinac's most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and other SEC filings. Mackinac undertakes no obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date of this Current Report.

Item 9.01    Financial Statements and Exhibits.

(d)
Exhibits.

No.	Description
2.1	Agreement and Plan of Merger, dated as of January 16, 2018, by and among Mackinac Financial Corporation, MFNC Acquisition, LLC and First Federal of Northern Michigan Bancorp, Inc.*

*
All schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Mackinac hereby agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACKINAC FINANCIAL CORPORATION (Registrant)
January 19, 2018 (Date)	/s/ JESSE A. DEERING Jesse A. Deering Executive Vice President/Chief Financial Officer

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  Item 1.01 Entry into a Material Definitive Agreement.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURE